STARBOARD INVESTMENT TRUST

GlobalAfrica Mutual Funds

GlobalAfrica Equity Fund
GlobalAfrica Infrastructure Fund
GlobalAfrica Natural Resources Fund
GlobalAfrica Income Fund

Supplement to the Prospectus

February 8, 2011

This supplement to the prospectus dated June 18, 2010 for the GlobalAfrica Mutual Funds, each a series of the Starboard Investment Trust, updates the prospectus to include the information described below.  For further information, please contact the Funds toll-free at 1-800-773-3863.  You may obtain additional copies of the prospectus, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Funds toll-free at the number above.

This supplement is to notify potential investors and other interested parties that the GlobalAfrica Mutual Funds are currently closed to new investors.  The Funds’ Board of Trustees has determined that temporarily suspending the sale of shares and not accepting purchase orders is in the best interests of the Funds.

Investors Should Retain This Supplement for Future Reference